Exhibit 99.2

Gores Holdings IV, Inc. reminds stockholders

to vote in favor of the business combination with United Wholesale Mortgage, LLC

LOS ANGELES, CALIFORNIA – January 13, 2021 – Gores Holdings IV, Inc. (NASDAQ: GMIV, GMIVU and GMIVW) (the “Company”), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, reminds stockholders to vote in favor of the approval of the Company’s proposed business combination with United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC) (“UWM”), the largest wholesale mortgage lender in the United States, and the related proposals to be voted upon at the Company’s Special Meeting in Lieu of the Company’s 2021 Annual Meeting of Stockholders (the “Special Meeting”). In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.cstproxy.com/goresholdingsiv/2021, on January 20, 2021, at 9:00 a.m. Eastern Time as described in the Company’s definitive proxy statement dated December 16, 2020 (the “Proxy Statement”).

All stockholders of record of the Company’s common stock as of the close of business on December 15, 2020 (the “Record Date”) are entitled to vote their shares represented in person via the virtual meeting platform or by proxy at the Special Meeting. If you hold shares of the Company’s common stock as of the Record Date and hold your shares through a bank or broker, you should contact your bank or broker for assistance in voting your shares. In connection with the proposed business combination, the Company filed a final Proxy Statement with the SEC on December 16, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to the Company’s stockholders as of the Record Date. If you have not received the Proxy Statement and held shares of the Company’s common stock on the Record Date, you should confirm the proxy’s status with your broker, or contact Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Every stockholder’s vote is important, regardless of the number of shares the stockholder holds. Accordingly, the Company requests that each stockholder of record as of the Record Date complete, sign, date and return a proxy card, if it has not already done so, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders that hold shares in “street name,” meaning that their shares are held of record by a broker, bank or other nominee, should contact their broker, bank or nominee to ensure that their shares are voted.

The Special Meeting can be accessed by visiting https://www.cstproxy.com/goresholdingsiv/2021, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen only to the Special Meeting by dialing +1 888-965-8995 (toll-free within the U.S. and Canada) or +1 415-655-0243 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 45561260#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication at 9:00 a.m., Eastern time, on January 20, 2021.

Additional Information about the Proposed Business Combination and Where to Find It

The Company has filed the Proxy Statement with the SEC and has mailed the Proxy Statement and other relevant documents to its stockholders. The Proxy Statement contains important information about the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Company stockholders and other interested persons are advised to read the Proxy Statement, as well as any amendments or supplements thereto, in connection with the Company’s solicitation of proxies for the Special Meeting because they contain important information about the proposed business combination. The record date established for voting on the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting was set as December 15, 2020. Company stockholders may also obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov, by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com) or contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company, UWM and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed business combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed business combination contemplated by the Business Combination Agreement and other matters to be voted upon at the Special Meeting is set forth in the Proxy Statement for the proposed business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the Proxy Statement.

Forward Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (b) the failure to obtain approval of the proposed business combination by the stockholders of the Company; (c) the failure to receive required regulatory approval; (d) the ability to meet Nasdaq’s listing standards; and (e) other risks and uncertainties indicated from time to time in the Proxy Statement filed by the Company in connection with the Company’s solicitation of proxies for the Special Meeting, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither the Company nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.